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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 8, 1999


                              ARCH CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)


        Virginia                     1-14601                  06-1526315
(State of other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)


               501 Merritt 7, Norwalk, CT                   06851
           (Address of principal executive offices)        (Zip code)


      Registrant's telephone number, including area code:  (203) 229-3000


                                      N/A
         (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

          On February 8, 1999 (the "Distribution Date"), Olin Corporation, a Virginia corporation ("Olin"), and the sole shareholder of Arch Chemicals, Inc., a Virginia corporation (the "Registrant"), distributed all of the issued and outstanding shares of common stock, par value $1.00 per share, of the Registrant to the shareholders of record of Olin's common stock as of February 1, 1999 (the "Distribution"). The Distribution was made pursuant to the terms of a Distribution Agreement dated as of February 1, 1999, between Olin and the Registrant. As a result of the Distribution, the Registrant is now an independent public company.

          The Distribution is more fully described in the Registrant's Registration Statement on Form 10 that was declared effective by the Securities and Exchange Commission on January 22, 1999 (File No. 1-14601), under the Securities Exchange Act of 1934, as amended.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
No.       Description
-------   -----------

2 Distribution Agreement dated as of February 1, 1999, between Olin and the Registrant.

3.1 Amended and Restated Articles of Incorporation of the Registrant effective February 5, 1999.

3.2       Bylaws of the Registrant as amended to February 7, 1999.

4.1 Rights Agreement dated as of January 29, 1999, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

10.1 364-Day Credit Agreement dated as of January 27, 1999, among the Registrant, Olin, the Lenders party thereto, Bank of America, National Trust and Savings Association, as Syndication Agent, Wachovia Bank, N.A., as Documentation Agent, The Chase Manhattan Bank, as Administrative Agent and Chase Securities Inc., as Arranger.

10.2 Five-year Credit Agreement dated as of January 27, 1999, among the Registrant, Olin, the Lenders party thereto, Bank of America, National Trust and Savings Association, as Syndication Agent, Wachovia Bank, N.A., as Documentation Agent, The Chase Manhattan Bank, as Administrative Agent and Chase Securities Inc., as Arranger.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 17, 1999




                                 ARCH CHEMICALS, INC.

                                 by  /s/ Sarah A. O'Connor
                                     ------------------------------------
                                     Name:   Sarah A. O'Connor
                                     Title:  Vice President, General Counsel
                                             and Secretary





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                                 EXHIBIT INDEX

Exhibit
No.       Description
-------   -----------

2 Distribution Agreement dated as of February 1, 1999, between Olin and the Registrant.

3.1 Amended and Restated Articles of Incorporation of the Registrant effective February 5, 1999.

3.2       Bylaws of the Registrant as amended to February 7, 1999.

4.1 Rights Agreement dated as of January 29, 1999, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

10.1 364-Day Credit Agreement dated as of January 27, 1999, among the Registrant, Olin, the Lenders party thereto, Bank of America, National Trust and Savings Association, as Syndication Agent, Wachovia Bank, N.A., as Documentation Agent, The Chase Manhattan Bank, as Administrative Agent and Chase Securities Inc., as Arranger.

10.2 Five-year Credit Agreement dated as of January 27, 1999, among the Registrant, Olin, the Lenders party thereto, Bank of America, National Trust and Savings Association, as Syndication Agent, Wachovia Bank, N.A., as Documentation Agent, The Chase Manhattan Bank, as Administrative Agent and Chase Securities Inc., as Arranger.





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